UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-21236

BNY Mellon Stock Funds
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/2019

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon International Small Cap Fund

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon International Small Cap Fund

ANNUAL REPORT October 31, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon International Small Cap Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon International Small Cap Fund (formerly, Dreyfus International Small Cap Fund), covering the 12-month period from November 1, 2018 through October 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Equity markets weakened in the fourth quarter of 2018, as concerns about rising interest rates, trade tensions and slowing global growth provided downward pressure on returns. In December 2018, stocks experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. In January 2019, a pivot in stance from the Fed helped stimulate a rebound across equity markets that continued into the second quarter. Escalating trade tensions disrupted equity markets again in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely, and the pace of U.S. economic growth remained steady. Nevertheless, concerns continued to emerge over slowing global growth, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, supported in part by central bank policy and consistent consumer spending.

In fixed-income markets, a risk-off mentality prevailed to start the period, fueled in part by equity market volatility. A flight to quality supported price increases for U.S. Treasuries, which continued through the end of 2018, leading to a flattening yield curve. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to bolster flagging growth by continuing accommodative policies. This further buoyed fixed-income instrument prices. The Fed cut rates in July, September and October of 2019, for a total 75-basis-point reduction in the federal funds rate during the 12 months. Concerns about the pace of global economic growth also fueled demand for fixed-income instruments during much of the reporting period, resulting in positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
November 15, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2018 through October 31, 2019, as provided by portfolio managers Mark A. Bogar, James A. Lydotes and Andrew Leger of Mellon Investments Corporation, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended October 31, 2019, BNY Mellon International Small Cap Fund’s (formerly Dreyfus International Small Cap Fund) Class A shares produced a total return of 8.37%, Class C shares returned 7.54%, Class I shares returned 8.60% and Class Y shares returned 8.64%.1 In comparison, the fund’s benchmark, the S&P Developed Ex-U.S. SmallCap Index (the “Index”), produced a total return of 7.90% for the same period.2

International small-cap stocks gained ground over the reporting period, amid stable corporate earnings and slowing global economic growth. The fund largely outperformed the Index, due primarily to favorable stock selections in Canada, Germany and the UK.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of small-cap, foreign companies. The fund considers foreign companies to be those companies organized or with their principal place of business, or majority of assets or business, in countries represented in the Index. The fund considers small-cap companies to be those companies with total market capitalizations that fall within the range of the capitalizations of the companies that comprise the Index.

The fund invests in stocks that appear to be undervalued (as measured by their price/earnings ratios) and that may have value and/or growth characteristics. The fund’s portfolio managers employ a bottom-up investment approach using proprietary quantitative models and traditional qualitative analysis to identify attractive stocks. The portfolio managers seek to allocate country weights generally in accordance with the Index and use the sector weightings of the Index as a guide, but the fund’s country and sector weightings may vary from those of the Index.

The fund’s stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Stocks Move Higher on Supportive Monetary Policy

The reporting period began with investors being cautious amid concerns about the global economy and the possibility of monetary tightening by the Federal Reserve (the “Fed”). Sentiment shifted, however, when the Fed moved to a more accommodative stance, indicating that rate policy in 2019 would be “data dependent.”

Support also came from the European Central Bank, which restarted its quantitative easing program, and from the Bank of Japan, which maintained its loosening bias. Support came from China as well, which added some fiscal stimulus. Hampering markets somewhat, however, were concerns about trade and weak economic performance in most developed markets, particularly within manufacturing industries.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

In the second half of the reporting period, markets largely moved sideways in light of concerns about U.S.-China trade relations and the pace of global growth. In the U.S., these concerns and the low inflation rate led to three widely expected rate cuts late in the reporting period, bringing the federal funds target range down to 1.50%-1.75%. Other major central banks around the world also remained supportive.

This, combined with some signs that economic indicators were bottoming, led markets to climb again late in the reporting period. Cyclical stocks, in particular, appeared to be anticipating the lagged but positive economic effects of this supportive policy.

Favorable Stock Selections Supported Fund Performance

The fund’s performance versus the Index was driven largely by stocks selections in Canada, Germany and the UK. Although the fund was slightly underweight to Canada, two positions were primarily responsible for the strong returns. A position in Air Canada rose 88% on strong demand and a decision to bring its loyalty program in-house. In addition, the fund’s holding of Centerra Gold generated a gain of 118%, as the firm benefited from stronger gold prices. In Germany, Stroeer SE & Co., an outdoor advertising firm, performed well, rising 59% despite a weak domestic economy. Talanx, an insurance company also contributed positively, rising 34%, primarily on the strength of its Hannover Re unit. In the UK, Entertainment One, a media company, gained as it received a takeover bid from Hasbro, who was particularly attracted to their family entertainment content, including the Peppa Pig franchise. Avast, an information technology company focused on cybersecurity, also made a large contribution to returns, rising 57%.

On a less positive note, the fund’s performance versus the Index was hurt by selections in Sweden, Switzerland and Norway. In Sweden, a position in Kindred Group, an online gambling firm, was hurt by a new tax, which cut into revenues and margins. In Switzerland, the fund was hindered by an underweight to the country, which rose 13%, and by its holding of Ferrexpo, a producer of iron ore pellets, which was hurt by lower prices and an investigation into the CEO. In Norway, the fund’s performance was hampered by a position in Leroy Seafood Group, which dropped 25% on lower volumes due to operational issues in their north region associated with an algae bloom.

From a sector perspective, the financial and communication services sectors added positively to performance, while the consumer discretionary and materials sectors detracted. In the financial sector, a position in Euronext, a stock exchange, climbed 34% in sympathy with other exchanges worldwide, which rose in response to Hong Kong’s bid for the London Stock Exchange. In addition, Unipol Gruppo, an Italian insurance company, surged 44% on strong results in its property and casualty business. In communication services, Entertainment One and Stroeer SE & Co. were the primary contributors to fund performance.

On a less positive note, stock selections in the consumer discretionary and materials sectors detracted from performance. In the consumer discretionary sector, Kindred Group, the online gambling firm, and Maisons du Monde, a French furniture company, declined due to weaker personal consumption spending and a lower-margin product mix.

A Positive Outlook

With central banks remaining accommodative, progress occurring in U.S.-China trade relations, and with leading indicators beginning to bottom out, we believe that underlying economic fundamentals will improve in most of the developed world. We believe a trade agreement of some kind will be reached between the U.S. and China, which will also benefit markets. Valuations are also more attractive than those in the U.S., adding to the appeal of non-US equities.

As of the reporting period’s end, we have found attractively valued investments in a variety of markets and industry groups. We have increased our overweight to the consumer staples sector and reduced our underweight to the consumer discretionary sector. We have also increased our underweight to the financial sector and reduced our overweight to the utilities sector. As for country allocations, we have increased our overweight to Ireland and changed our underweight to Japan to an overweight. In addition, we have shifted our overweights of Sweden and Australia to underweights.

November 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect an undertaking for the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. through March 1, 2020, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The S&P Developed Ex-U.S. SmallCap Index comprises the stocks representing the lowest 15% of float-adjusted market capitalization in each developed country, excluding the U.S. It is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging market countries. Please read the prospectus for further discussion of these risks.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, and Class I shares of BNY Mellon International Small Cap Fund shares with a hypothetical investment of $10,000 in the S&P Developed Ex-U.S. SmallCap Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A, Class C, and Class I shares of BNY Mellon International Small Cap Fund on 1/30/15 (inception date) to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country excluding the U.S. It is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon International Small Cap Fund with a hypothetical investment of $1,000,000 in the S&P Developed Ex-U.S. SmallCap Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon International Small Cap Fund on 1/30/15 (inception date) to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country excluding the U.S. It is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 10/31/19
	Inception Date	1 Year	From Inception
Class A shares
with maximum sales charge (5.75%)	1/30/15	2.16%	4.89%
without sales charge	1/30/15	8.37%	6.20%
Class C shares
with applicable redemption charge†	1/30/15	6.59%	5.43%
without redemption	1/30/15	7.54%	5.43%
Class I shares	1/30/15	8.60%	6.48%
Class Y shares	1/30/15	8.64%	6.52%
S&P Developed Ex-U.S. SmallCap Index	1/31/15	7.90%	7.14%††

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† For comparative purposes, the value of the Index as of 1/31/15 is used as the beginning value on 1/30/15.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund's performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund's performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon International Small Cap Fund from May 1, 2019 to October 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$7.21	$11.05	$5.93	$5.57
Ending value (after expenses)	$1,043.80	$1,039.50	$1,044.50	$1,045.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$7.12	$10.92	$5.85	$5.50
Ending value (after expenses)	$1,018.15	$1,014.37	$1,019.41	$1,019.76

†  Expenses are equal to the fund’s annualized expense ratio of 1.40% for Class A, 2.15% for Class C, 1.15% for Class I and 1.08% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
October 31, 2019

Description	Shares		Value ($)
Common Stocks - 97.5%
Australia - 6.1%
Ansell	146,577		2,788,783
Beach Energy	1,533,552		2,420,883
Charter Hall Retail REIT	752,368		2,287,224
Evolution Mining	1,973,878		5,619,661
IOOF Holdings	1,533,251		7,800,266
OceanaGold	1,192,665		2,861,454
oOh!media	1,272,019		2,420,151
Shopping Centres Australasia Property Group	1,349,575		2,502,586
Webjet	599,722		4,675,762
Western Areas	2,368,340		5,240,695
			38,617,465
Austria - .7%
ams	91,049	[a]	4,070,209
Bermuda - .3%
Golar LNG	118,123		1,626,554
Canada - 7.1%
Aecon Group	320,025		4,422,181
Air Canada	121,887	[a]	4,340,217
Aritzia	274,417	[a]	3,910,718
BRP	91,881		4,122,123
Centerra Gold	904,285	[a]	7,710,212
Cogeco Communications	53,484		4,623,152
Entertainment One	649,774		4,683,976
Gibson Energy	152,165		2,652,576
Lundin Mining	751,000		3,791,777
Parex Resources	346,509	[a]	4,696,064
			44,952,996
Denmark - 1.8%
DFDS	74,133		2,917,158
GN Store Nord	56,548		2,485,181
Royal Unibrew	68,188		5,590,382
			10,992,721
France - 7.1%
Covivio	60,760		6,878,211
Edenred	116,687		6,142,656
Eiffage	84,384		9,065,010
Korian	80,857		3,426,833
Maisons du Monde	176,037	[b]	2,432,579
Nexity	115,602		5,979,816
Plastic Omnium	93,415		2,552,551

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
France - 7.1% (continued)
Teleperformance	37,273		8,447,141
			44,924,797
Georgia - .5%
Bank of Georgia Group	188,373		3,169,676
Germany - 4.6%
Rheinmetall	48,697		5,857,524
Siltronic	38,365		3,646,435
Sixt	33,011		3,225,184
Stroeer SE & Co.	122,744		9,883,919
Talanx	140,155		6,455,804
			29,068,866
Hong Kong - .9%
Melco International Development	2,163,000		5,755,339
Ireland - 2.5%
Greencore Group	1,089,030		3,278,409
ICON	46,106	[a]	6,772,971
UDG Healthcare	569,994		5,707,382
			15,758,762
Isle Of Man - 1.1%
GVC Holdings	597,429		6,887,529
Italy - 3.9%
ANIMA Holding	1,051,672	[b]	4,560,351
Italgas	1,146,616		7,376,238
Maire Tecnimont	1,031,168		2,698,045
SIAS	235,243		4,064,057
Unipol Gruppo	1,028,421		5,733,843
			24,432,534
Japan - 27.3%
Amano	81,400		2,427,151
Anritsu	345,200		6,652,109
Azbil	128,300		3,593,921
DTS	257,400		5,494,092
en-japan	204,900		8,784,952
Fancl	215,500		6,136,332
FCC	201,900		4,208,509
GLP J-REIT	4,155		5,417,390
H.I.S	66,300		1,728,871
IHI	188,000		4,702,176
Invincible Investment	12,415		7,852,065
Itochu Techno-Solutions	117,900		3,191,237
Japan Aviation Electronics Industry	122,000		2,301,269
Japan Hotel REIT Investment	9,005		7,479,845
Jeol	131,000		3,516,705

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Japan - 27.3% (continued)
Kamigumi	118,500		2,692,833
Kanamoto	214,400		5,789,336
Makino Milling Machine	101,200		5,097,953
Matsumotokiyoshi Holdings	227,200		8,047,412
Modec	242,200		6,750,829
Nichirei	193,500		4,452,704
Nippon Shokubai	68,900		4,287,508
PALTAC	123,000		5,991,110
Rengo	604,400		4,421,483
Rohto Pharmaceutical	190,800		5,786,369
Round One	358,300		4,648,378
Sawai Pharmaceutical	63,800		3,609,760
Seino Holdings	390,000		5,045,189
TechnoPro Holdings	82,000		5,102,695
TIS	65,300		3,972,784
Tokai Carbon	246,700		2,522,056
Tomy	299,500		3,272,618
Toyoda Gosei	170,100		4,026,073
Wacom	966,900		3,626,211
Yamato Kogyo	124,500		3,259,205
Zeon	533,000		6,135,003
			172,024,133
Luxembourg - .9%
Eurofins Scientific	10,547		5,342,786
Malta - .9%
Kindred Group, SDR	742,716		5,381,320
Netherlands - 4.0%
AMG Advanced Metallurgical Group	112,475		2,761,009
Euronext	119,620	[b]	9,639,030
OCI	168,166	[a]	3,771,742
Signify	190,064	[b]	5,562,313
TKH Group	63,178		3,231,407
			24,965,501
Norway - 2.0%
Evry	658,478	[b]	2,570,571
Leroy Seafood Group	521,826		3,497,698
Norway Royal Salmon	110,799		2,616,915
Storebrand	576,670		4,076,004
			12,761,188
Portugal - .4%
NOS	407,451		2,419,840
Singapore - 2.6%
IGG	2,139,000		1,400,350

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Singapore - 2.6% (continued)
Mapletree Industrial Trust	3,709,900		6,953,762
Mapletree Logistics Trust	6,602,840		8,153,751
			16,507,863
South Korea - 1.1%
CJ ENM	15,159		2,149,843
Dentium	52,499		2,689,364
DGB Financial Group	388,788		2,349,202
			7,188,409
Spain - 2.5%
Acciona	31,463		3,279,224
Almirall	340,864		6,394,386
Euskaltel	682,777	[b]	6,350,920
			16,024,530
Sweden - .8%
Swedish Orphan Biovitrum	335,139	[a]	5,306,995
Switzerland - 4.5%
Baloise Holding	34,410		6,355,299
Julius Baer Group	115,215		5,082,774
Logitech International	111,173		4,548,345
OC Oerlikon	525,695		5,382,179
Sulzer	25,319		2,556,282
Swissquote Group Holding	107,516		4,682,096
			28,606,975
United Kingdom - 13.5%
Aggreko	403,836		4,136,746
Auto Trader Group	534,355	[b]	3,891,418
Avast	1,331,999	[b]	7,156,980
B&M European Value Retail	1,083,039		5,194,993
BBA Aviation	1,266,535		4,980,880
Britvic	809,881		10,354,413
Cairn Energy	3,431,301	[a]	7,902,740
Cineworld Group	1,824,745		5,263,923
Halma	167,176		4,057,091
Meggitt	556,735		4,502,965
NewRiver REIT	2,220,366		5,781,064
Pagegroup	895,591		5,164,782
Severn Trent	297,612		8,693,289
Spectris	165,997		5,143,379
WH Smith	99,580		2,822,322
			85,046,985
United States - .4%
Nexteer Automotive Group	2,957,000		2,762,299
Total Common Stocks (cost $557,991,011)			614,596,272

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Exchange-Traded Funds - .3%
United States - .3%
iShares MSCI EAFE Small-Cap ETF (cost $1,601,596)		29,075		1,732,288
	Preferred Dividend Yield (%)
Preferred Stocks - .5%
Germany - .5%
Sartorius (cost $2,220,571)	0.34	15,492		3,009,867
		Number of Rights
Rights - .0%
Canada - .0%
Pan American Silver (cost $143,881)		625,569		206,438
	1-Day Yield (%)	Shares
Investment Companies - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $4,496,609)	1.79	4,496,609	[c]	4,496,609
Total Investments (cost $566,453,668)		99.0%		624,041,474
Cash and Receivables (Net)		1.0%		6,268,360
Net Assets		100.0%		630,309,834

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

SDR—Swedish Depository Receipts

a Non-income producing security.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, these securities were valued at $42,164,162 or 6.69% of net assets.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Real Estate	9.4
Capital Goods	9.3
Materials	8.3
Commercial & Professional Services	6.0
Media & Entertainment	5.5
Technology Hardware & Equipment	5.1
Diversified Financials	5.0
Food, Beverage & Tobacco	4.7
Pharmaceuticals Biotechnology & Life Sciences	4.4
Transportation	4.3
Energy	4.1
Consumer Services	3.9
Health Care Equipment & Services	3.7
Retailing	3.7
Insurance	3.6
Software & Services	3.6
Utilities	3.1
Automobiles & Components	2.2
Household & Personal Products	1.9
Consumer Durables & Apparel	1.8
Food & Staples Retailing	1.3
Semiconductors & Semiconductor Equipment	1.2
Telecommunication Services	1.0
Investment Companies	1.0
Banks	.9
99.0

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/18 ($)	Purchases ($)	Sales ($)	Value 10/31/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	4,815,754	150,854,932	151,174,077	4,496,609.7		133,566
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	4,441,208	4,441,208	-	-	-
Total	4,815,754	155,296,140	155,615,285	4,496,609.7		133,566

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	561,957,059	619,544,865
Affiliated issuers	4,496,609	4,496,609
Cash denominated in foreign currency	3,168,489	3,193,375
Tax reclaim receivable		1,552,853
Dividends and interest receivable		1,401,889
Receivable for shares of Beneficial Interest subscribed		1,112,630
Prepaid expenses		22,378
		631,324,599
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		579,391
Payable for shares of Beneficial Interest redeemed		337,128
Trustees fees and expenses payable		13,550
Other accrued expenses		84,696
		1,014,765
Net Assets ($)		630,309,834
Composition of Net Assets ($):
Paid-in capital		634,060,621
Total distributable earnings (loss)		(3,750,787)
Net Assets ($)		630,309,834

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	679,235	118,887	17,983,473	611,528,239
Shares Outstanding	48,319	8,528	1,277,024	43,401,360
Net Asset Value Per Share ($)	14.06	13.94	14.08	14.09

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended October 31, 2019

Investment Income ($):
Income:
Cash dividends (net of $2,031,108 foreign taxes withheld at source):
Unaffiliated issuers	16,440,498
Affiliated issuers	133,566
Income from securities lending—Note 1(c)	23,446
Total Income	16,597,510
Expenses:
Investment advisory fee—Note 3(a)	6,323,239
Custodian fees—Note 3(c)	157,351
Professional fees	104,384
Registration fees	72,099
Trustees’ fees and expenses—Note 3(d)	66,357
Interest expense—Note 2	43,459
Shareholder servicing costs—Note 3(c)	22,134
Loan commitment fees—Note 2	13,532
Prospectus and shareholders’ reports	13,293
Distribution fees—Note 3(b)	955
Miscellaneous	53,492
Total Expenses	6,870,295
Less—reduction in expenses due to undertaking—Note 3(a)	(7,386)
Net Expenses	6,862,909
Investment Income—Net	9,734,601
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(60,363,646)
Net realized gain (loss) on forward foreign currency exchange contracts	176,601
Net Realized Gain (Loss)	(60,187,045)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	78,620,719
Net Realized and Unrealized Gain (Loss) on Investments	18,433,674
Net Increase in Net Assets Resulting from Operations	28,168,275

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2019	2018
Operations ($):
Investment income—net	9,734,601	9,103,734
Net realized gain (loss) on investments	(60,187,045)	81,855,762
Net change in unrealized appreciation (depreciation) on investments	78,620,719	(173,797,207)
Net Increase (Decrease) in Net Assets Resulting from Operations	28,168,275	(82,837,711)
Distributions ($):
Distributions to shareholders:
Class A	(65,972)	(9,446)
Class C	(14,012)	(1,326)
Class I	(1,960,228)	(274,991)
Class Y	(84,912,018)	(16,875,613)
Total Distributions	(86,952,230)	(17,161,376)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	193,369	300,319
Class C	13,886	18,002
Class I	15,309,717	22,335,422
Class Y	116,760,038	132,343,261
Distributions reinvested:
Class A	52,715	7,280
Class C	1,620	-
Class I	1,573,261	216,273
Class Y	34,990,214	4,361,605
Cost of shares redeemed:
Class A	(137,126)	(144,507)
Class C	(24,087)	-
Class I	(18,938,120)	(11,057,702)
Class Y	(311,969,609)	(87,941,715)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(162,174,122)	60,438,238
Total Increase (Decrease) in Net Assets	(220,958,077)	(39,560,849)
Net Assets ($):
Beginning of Period	851,267,911	890,828,760
End of Period	630,309,834	851,267,911

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2019	2018
Capital Share Transactions (Shares):
Class Aa
Shares sold	14,915	17,539
Shares issued for distributions reinvested	4,502	435
Shares redeemed	(10,551)	(8,582)
Net Increase (Decrease) in Shares Outstanding	8,866	9,392
Class C
Shares sold	1,146	1,046
Shares issued for distributions reinvested	138	-
Shares redeemed	(1,802)	-
Net Increase (Decrease) in Shares Outstanding	(518)	1,046
Class Ia
Shares sold	1,155,545	1,339,132
Shares issued for distributions reinvested	134,352	12,920
Shares redeemed	(1,430,130)	(675,737)
Net Increase (Decrease) in Shares Outstanding	(140,233)	676,315
Class Ya
Shares sold	8,979,716	7,802,722
Shares issued for distributions reinvested	2,988,063	260,706
Shares redeemed	(24,364,545)	(5,236,396)
Net Increase (Decrease) in Shares Outstanding	(12,396,766)	2,827,032

[a] During the period ended October 31, 2019, 546,459 Class Y shares representing $7,394,682 were exchanged for 546,551 Class I shares, 1,710 Class A shares representing $22,707 were exchanged for 1,709 Class I shares. During the period ended October 31, 2018, 645,527 Class Y shares representing $10,882,023 were exchanged for 645,492 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2019	2018	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	14.81	16.51	13.12	13.26	12.50
Investment Operations:
Investment income—net[b]	.17	.12	.12	.09	.11
Net realized and unrealized gain (loss) on investments	.74	(1.56)	3.46	(.16)	.65[c]
Total from Investment Operations	.91	(1.44)	3.58	(.07)	.76
Distributions:
Dividends from investment income―net	(.19)	(.25)	(.19)	(.07)	–
Dividends from net realized gain on investment	(1.47)	(.01)	–	–	–
Total Distributions	(1.66)	(.26)	(.19)	(.07)	–
Net asset value, end of period	14.06	14.81	16.51	13.12	13.26
Total Return (%)[d]	8.37	(8.90)	27.74	(.54)	6.08[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.56	1.47	1.41	1.44	1.71[f]
Ratio of net expenses to average net assets	1.40	1.40	1.40	1.40	1.40[f]
Ratio of net investment income to average net assets	1.29	.69	.84	.71	1.15[f]
Portfolio Turnover Rate	61.08	71.34	88.11	117.57	97.46[e]
Net Assets, end of period ($ x 1,000)	679	584	496	561	621

a From January 30, 2015 (commencement of operations) to October 31, 2015.

b Based on average shares outstanding.

c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

d Exclusive of sales charge.

e Not annualized.

f Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2019	2018	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	14.68	16.39	13.02	13.18	12.50
Investment Operations:
Investment income (loss)—net[b]	.07	(.01)	.01	(.00)[c]	.02
Net realized and unrealized gain (loss) on investments	.74	(1.53)	3.46	(.16)	.66[d]
Total from Investment Operations	.81	(1.54)	3.47	(.16)	.68
Distributions:
Dividends from investment income―net	(.08)	(.16)	(.10)	–	–
Dividends from net realized gain on investment	(1.47)	(.01)	–	–	–
Total Distributions	(1.55)	(.17)	(.10)	–	–
Net asset value, end of period	13.94	14.68	16.39	13.02	13.18
Total Return (%)[e]	7.54	(9.54)	26.88	(1.21)	5.44[f]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.29	2.15	2.09	2.12	2.88[g]
Ratio of net expenses to average net assets	2.15	2.10	2.09	2.12	2.15[g]
Ratio of net investment income (loss) to average net assets	.51	(.03)	.07	(.02)	.23[g]
Portfolio Turnover Rate	61.08	71.34	88.11	117.57	97.46[f]
Net Assets, end of period ($ x 1,000)	119	133	131	104	105

a From January 30, 2015 (commencement of operations) to October 31, 2015.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

e Exclusive of sales charge.

f Not annualized.

g Annualized.

See notes to financial statements.

	Year Ended October 31,
Class I Shares	2019	2018	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	14.86	16.57	13.16	13.28	12.50
Investment Operations:
Investment income—net[b]	.19	.16	.13	.15	.12
Net realized and unrealized gain (loss) on investments	.74	(1.55)	3.51	(.18)	.66[c]
Total from Investment Operations	.93	(1.39)	3.64	(.03)	.78
Distributions:
Dividends from investment income―net	(.24)	(.31)	(.23)	(.09)	–
Dividends from net realized gain on investment	(1.47)	(.01)	–	–	–
Total Distributions	(1.71)	(.32)	(.23)	(.09)	–
Net asset value, end of period	14.08	14.86	16.57	13.16	13.28
Total Return (%)	8.60	(8.64)	28.15	(.23)	6.24[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.19	1.10	1.12	1.12	1.26[e]
Ratio of net expenses to average net assets	1.15	1.09	1.12	1.12	1.15[e]
Ratio of net investment income to average net assets	1.45	.97	.91	1.16	1.32[e]
Portfolio Turnover Rate	61.08	71.34	88.11	117.57	97.46[d]
Net Assets, end of period ($ x 1,000)	17,983	21,064	12,280	2,952	3,086

a From January 30, 2015 (commencement of operations) to October 31, 2015.

b Based on average shares outstanding.

c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

d Not annualized.

e Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y Shares	2019	2018	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	14.87	16.57	13.17	13.28	12.50
Investment Operations:
Investment income—net[b]	.21	.16	.16	.14	.12
Net realized and unrealized gain (loss) on investments	.73	(1.54)	3.47	(.16)	.66[c]
Total from Investment Operations	.94	(1.38)	3.63	(.02)	.78
Distributions:
Dividends from investment income―net	(.25)	(.31)	(.23)	(.09)	–
Dividends from net realized gain on investment	(1.47)	(.01)	–	–	–
Total Distributions	(1.72)	(.32)	(.23)	(.09)	–
Net asset value, end of period	14.09	14.87	16.57	13.17	13.28
Total Return (%)	8.64	(8.56)	28.10	(.16)	6.24[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.08	1.07	1.07	1.09	1.22[e]
Ratio of net expenses to average net assets	1.08	1.07	1.07	1.09	1.15[e]
Ratio of net investment income to average net assets	1.54	.96	1.08	1.07	1.30[e]
Portfolio Turnover Rate	61.08	71.34	88.11	117.57	97.46[d]
Net Assets, end of period ($ x 1,000)	611,528	829,486	877,921	745,636	764,708

a From January 30, 2015 (commencement of operations) to October 31, 2015.

b Based on average shares outstanding.

c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

d Not annualized.

e Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon International Small Cap Fund (the “fund”) is a separate diversified series of BNY Mellon Stock Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective January 2, 2019, BNY Mellon Asset Management North America Corporation was renamed Mellon Investments Corporation (the “Sub-Adviser”), Mellon Investments Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus International Small Cap Fund to BNY Mellon International Small Cap Fund, and the Company changed its name from Dreyfus Stock Funds to BNY Mellon Stock Funds. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and

NOTES TO FINANCIAL STATEMENTS (continued)

unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2019, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 8,000 Class A and 8,000 Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for

NOTES TO FINANCIAL STATEMENTS (continued)

example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of October 31, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	614,596,272	-	-	614,596,272
Equity Securities - Preferred Stocks	3,009,867	-	-	3,009,867
Exchange-Traded Funds	1,732,288	-	-	1,732,288
Investment Companies	4,496,609	-	-	4,496,609
Rights		206,438††	-	206,438

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2019, The Bank of New York Mellon earned $5,862 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These

NOTES TO FINANCIAL STATEMENTS (continued)

risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2019, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $20,020,058, accumulated capital losses $56,457,418 and unrealized appreciation $32,686,573.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any,

realized subsequent to October 31, 2019. The fund has $48,098,925 of short-term capital losses and $8,358,493 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2019 and October 31, 2018 were as follows: ordinary income $28,716,256 and $16,799,109 and long-term capital gains of $58,235,974 and $362,267, respectively.

(h) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2018-13 had no impact on the operations of the fund for the period ended October 31, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2019 was approximately $1,300,550 with a related weighted average annualized interest rate of 3.34%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of 1.00% of the

NOTES TO FINANCIAL STATEMENTS (continued)

value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from November 1, 2018 through March 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.15% of the value of the fund’s average daily net assets. On or after March 1, 2020, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $7,386 during the period ended October 31, 2019.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio.The Adviser pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended October 31, 2019, the Distributor retained $17 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2019, Class C shares were charged $955 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2019, Class A and Class C shares were charged $1,548 and $318, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2019, the fund was charged $4,121 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2019, the fund was charged $157,351 pursuant to the custody agreement.

During the period ended October 31, 2019, the fund was charged $11,610 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: Investment advisory fees of $522,816, Distribution Plan fees of $79, Shareholder Services Plan fees of $166, custodian fees of $51,587, Chief Compliance Officer fees of $4,504 and transfer agency fees of $638 which are offset against an expense reimbursement currently in effect in the amount of $399.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended October 31, 2019, amounted to $383,305,547 and $617,679,505, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2019 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At October 31, 2019, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2019:

Average Market Value ($)
Forward contracts	547,984

At October 31, 2019, the cost of investments for federal income tax purposes was $591,353,659; accordingly, accumulated net unrealized appreciation on investments was $32,687,815 consisting of $106,656,392 gross unrealized appreciation and $73,968,577 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of BNY Mellon International Small Cap Fund (formerly, Dreyfus International Small Cap Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon International Small Cap Fund (the “Fund”) (formerly, Dreyfus International Small Cap Fund) (one of the funds constituting BNY Mellon Stock Funds), including the statements of investments and investments in affiliated issuers, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from January 30, 2015 (commencement of operations) to October 31, 2015 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Stock Funds) at October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from January 30, 2015 (commencement of operations) to October 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 23, 2019

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended October 31, 2019:

- the total amount of taxes paid to foreign countries was $1,827,734

- the total amount of income sourced from foreign countries was $18,390,301.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2019 calendar year with Form 1099-DIV which will be mailed in early 2020.

For the fiscal year ended October 31, 2019, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $16,912,631 represents the maximum amount that may be considered qualified dividend income. The fund also hereby reports $.3197 per share as a short-term capital gain distribution and also $1.1492 per share as a long-term capital gain distribution paid on December 20, 2018.

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (2003)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 120

———————

Joni Evans (77)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-Present)

• Principal, Joni Evans Ltd. (publishing) (2006-Present)

No. of Portfolios for which Board Member Serves: 20

———————

Joan Gulley (72)
Board Member (2017)
Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 50

———————

Ehud Houminer (79)
Board Member (2003)
Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia

University (1992-Present)

Trustee, Ben Gurion University (2012-2018)

No. of Portfolios for which Board Member Serves: 50

———————

Alan H. Howard (60)
Board Member (2018)
Principal Occupation During Past 5 Years:

• Managing Partner of Heathcote Advisors LLC, a financial advisory services firm (2008 – Present)

• President of Dynatech/MPX Holdings LLC (2012 – 2019), a global supplier and service provider of military aircraft parts, including Board Member of two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-2019); Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013 – 2019)

• Senior Advisor, Rossoff & Co., an independent investment banking firm (2013 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 20

———————

Robin A. Melvin (56)
Board Member (2003)
Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-Present; Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Burton N. Wallack (69)
Board Member (2006)
Principal Occupation During Past 5 Years:

President and Co-owner of Wallack Management Company, a real estate management company (1987-Present)

Mount Sinai Hospital Urology Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 20

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Benaree Pratt Wiley (73)
Board Member (2003)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts Director (2004-Present)

No. of Portfolios for which Board Member Serves: 76

———————

INTERESTED BOARD MEMBER

Gordon J. Davis (78)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-Present)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1989-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 54

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

William Hodding Carter III, Emeritus Board Member
Hans C. Mautner, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since November 2019; Managing Counsel of BNY Mellon from April 2014 to November 2019; Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since November 2019; Counsel of BNY Mellon from May 2016 to November 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

For More Information

BNY Mellon International Small Cap Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser
Mellon Investments Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108-4408

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DYAPX Class C: DYCPX Class I: DYIPX Class Y: DYYPX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 4006AR1019

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC”).   Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $47,467 in 2018 and $48,798 in 2019.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $11,402 in 2018 and $9,338 in 2019. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $7,292 in 2018 and $7,834 in 2019. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $27 in 2018 and $28 in 2019.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2018 and $0 in 2019.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $678,320 in 2018 and $616,767 in 2019.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Stock Funds

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    December 20, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    December 20, 2019

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    December 20, 2019

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)